SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 24, 2002
                                                       (September 25, 2002)

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                       0-10592                            14-1630287
       --------------------------------          --------------------------
         (Commission File Number)             (IRS Employer Identification No.)


                  5 Sarnowski Drive, Glenville, New York 12302
               (Address of principal executive offices) (Zip Code)



           Registrant's telephone number, including area code: (518) 377-3311
                                                               --------------





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TrustCo Bank Corp NY


Item 5.           Other Events

                  A press release was issued on September 24, 2002 declaring on August 22, 2002 Trustco Bank N.A. ("Trustco") entered into a formal agreement with the Office of the Comptroller of the Currency (OCC). The agreement related to technical violations of the Federal Bank Secrecy Act and the U.S.A. Patriot Act. Attached is the press release labeled as exhibit 99(a).




Item 7            (c) Exhibits


                  Reg S-K Exhibit No.       Description
                           99(a)            Press release dated September
                                            24, 2002 declaring on August 22,
                                            2002 Trustco Bank N.A.
                                            ("Trustco") entered into a formal
                                            agreement  with the  Office  of
                                            the  Comptroller  of the  Currency
                                            (OCC). The agreement  relates to
                                            technical  violations of the
                                            Federal Bank Secrecy Act and the
                                            U.S.A. Patriot Act.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 25, 2002

                                                  TrustCo Bank Corp NY
                                                  (Registrant)


                                                   By:/s/ Robert T. Cushing
                                                 ----------------------------
                                                   Robert T. Cushing
                                                   Vice President and
                                                   Chief Financial Officer





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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                              Page
------------------         ----------------------------         ----------
         99(a)              Press release dated September 24,         5-6
                            2002,   declaring on August 22, 2002
                            Trustco Bank N.A. ("Trustco") entered
                            into a formal agreement with the Office
                            of the Comptroller of the Currency
                            (OCC).  The agreement relates to
                            technical violations of the Federal Bank
                            Secrecy Act and the U.S.A. Patriot Act.







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                                                                Exhibit 99(a)
TRUSTCO
Bank Corp NY                                                     News Release
-----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiaries:   Trustco Bank                                    NASDAQ - TRST
                Trustco Savings

                Robert M. Leonard
                Vice President
                518-381-3693

FOR IMMEDIATE RELEASE:

         Glenville, New York - September 24, 2002

TrustCo Bank Corp NY (NASDAQ : TRST) On August 22, 2002 Trustco Bank N.A. ("Trustco") entered into a formal agreement with the Office of the Comptroller of the Currency (OCC). The agreement relates to technical violations of the Federal Bank Secrecy Act and the U.S.A. Patriot Act.

Trustco takes issue with the OCC's findings regarding the cited violations. In particular, Trustco believes that the OCC's requirement that the matter be resolved through a formal agreement was unwarranted given the technical nature of the violations and the fact that Trustco is a compliance company. Nevertheless, Trustco entered into the agreement in order to avoid protracted regulatory and administrative proceedings, has already implemented many of the measures required under the agreement and is well on its way to full compliance with the agreement.

Trustco does not believe that the agreement will have any material effect with respect to the financial condition of Trustco Bank, its parent company, TrustCo Bank Corp N.Y., or its shareholders or customers.

Trustco Bank Corp NY is a $2.8 billion bank holding company and through its two subsidiary banks, Trustco Bank, National Association and Trustco Savings Bank, operates 62 offices in Albany, Columbia, Dutchess, Greene, Montgomery, Rensselaer, Rockland, Saratoga, Schenectady, Schoharie, Warren, Washington, and Westchester Counties in New York and Bennington County in Vermont. In addition, the bank operates a full service Trust Department that has $1.07 billion of assets under management. The common shares of Trustco are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.


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Trustco   wishes  to  caution   readers  not  to  place  undo  reliance  on  any
forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including, but not limited to: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ
materially   from  those   anticipated  or  projected  in  the   forward-looking
statements.

TrustCo does not undertake, and specifically disclaims any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of unanticipated events or circumstances after the date of such statement.

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